Exhibit 10.8

Material Terms of Agreements

Summary of Deed of Assignment pursuant to a Public-Private Partnership (PPP)

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)

CONTRACT SUMMARY CONFIDENTIAL

Agreement Reference:	BIOCRUDE/MCMUC/AUTONOMOUS ISLAND OF GRANDE COMORE/MSW-LC/CA/2016/1	Transaction Code:	BCT/MCMUC/MORONI/AUTONOMOUS ISLAND OF GRANDE COMORE/1

Title of Agreement(s):	DEED OF ASSIGNMENT PURSUANT TO A PUBLIC-PRIVATE PARTNERSHIP (PPP)
Parties:

MINISTÈRE DE LA PRODUCTION, DE L'ENVIRONNEMENT, DE L'ÉNERGIE, DE L'INDUSTRIE ET DE L'ARTISANAT DE L’UNION DES COMORES;

MINISTÈRE DES FINANCES, DE L’ÉCONOMIE, DU BUDGET DE L’INVESTISSEMENT ET DU COMMERCE EXTÉRIEUR CHARGÉ DES PRIVATISATIONS DE L’UNION DES COMORES;

(All referred to as “Government”)

                          &

BIOCRUDE TECHNOLOGIES, INC. (referred to as “BioCrude”)

Date:	January 11, 2016	Documentation Signed:	Yes
Changes/Amendments:	December 10, 2016
Contract Object:	This Deed of Assignment embodies the engagement of the Assignor (Government) to authorize the Assignee (BioCrude) to Conceive, Design, Finance, Construct, Maintain and Exploit Municipal Solid Waste to Energy Complexes in the municipalities within the Autonomous Island of Grande Comore, Union of the Comoros to treat MSW, procure renewable energy and other inter-related marketable by-products (organic fertilizer, fly ash, primary materials for construction materials).
Principal Obligations and Undertakings:

BioCrude: to Develop MSW to Energy Complex (MSW-Energy) in Moroni, Autonomous Island of Grande Comore via BOOT.

Government: to fully engage and execute the minimum guaranteed MSW (“Put or Pay”); Land and Treated Sewage Effluent Agreements, and the Power Purchase Agreement (PPA) with BioCrude (Exclusive); Grant the necessary Permits & Clearances; allow BioCrude to operate; Provide Sovereign Guarantees for the Execution of all Agreement Obligations and define BioCrude’s fiscal taxation policy (exempt from corporate income taxes for duration of contract, as well as all import duties, taxes, levies for all materials, equipment and rolling stock required for the development of the MSW to Energy complex)

Term/Duration:	30 Years	Renewal option:	30 Years

Termination Events, Procedures and Indemnities:	Yes; Party Default & Force Majeure; Procedures outlined in Agreements

Change of Control Clause:	Yes; to the Discretion of BioCrude Technologies, Inc.	Assignment Restrictions:	None
Governing Law:	Ontario, Canada	Dispute Resolution Jurisdiction:	Ontario, Canada

Force majeure:	Yes; standard and satisfactory to both parties.
Change of law:	Not applicable; prescribed contract (Grandfathered). Law at signature prevails for duration of term and renewal option.
Guarantees:	Sovereign Guarantees provided by Government of Autonomous Island of Grande Comore for FULL EXECUTION of their obligations in Contracts.
Limitation on Liability:	Yes; only due to Force majeure.
Exclusion of Liability:	None
Liquidated Damages:	Yes; upon breach of execution of obligations from either party.
Penalties for Non-Performance:	None
Termination:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).
Intellectual Property Rights:	BioCrude Technologies, Inc. (FULL); No intellectual property transfer
Health, Safety & Environmental Issues:	Obligation to bring installations into compliance at start-up, and sustain throughout operation.

Performance Bond:	None	Additional Insurance:
Company Point of Contact:	Mr. John Moukas	Program Management:

Other Contract Issues:	None
Associated Contracts:	Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage / Effluent Agreement(s) and Power Purchase Agreement (PPA)

Summary of Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage / Effluent Agreement

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)

CONTRACT SUMMARY CONFIDENTIAL

Agreement Reference:	BIOCRUDE/MCMUC/AUTONOMOUS ISLAND OF GRANDE COMORE/MSW-LC/CA/2016/1	Transaction Code:	BCT/MCMUC/MORONI/AUTONOMOUS ISLAND OF GRANDE COMORE/1

Title of Agreement(s):	MUNICIPAL SOLID WASTE CONCESSION AGREEMENT, LAND LEASE AGREEMENT & SUPPLY OF TREATED SEWAGE / EFFLUENT AGREEMENT
Parties:

MINISTÈRE DE LA PRODUCTION, DE L'ENVIRONNEMENT, DE L'ÉNERGIE, DE L'INDUSTRIE ET DE L'ARTISANAT DE L’UNION DES COMORES;

MINISTÈRE DES FINANCES, DE L’ÉCONOMIE, DU BUDGET DE L’INVESTISSEMENT ET DU COMMERCE EXTÉRIEUR CHARGÉ DES PRIVATISATIONS DE L’UNION DES COMORES;

LA VILLE DE MORONI;

(All referred to as “Government”)

&

BIOCRUDE TECHNOLOGIES, INC. (referred to as “BioCrude”)

Date:	January 11, 2016	Documentation Signed:	Yes
Changes/Amendments:	December 10, 2016
Contract Object:	Develop, Construct, Operate, Maintain & Exploit an MSW to Energy Complex (MSW-Energy) in Moroni, Autonomous Island of Grande Comore via BOOT
Principal Obligations and Undertakings:

BioCrude: to Develop MSW to Energy Complex (MSW-Energy) in Moroni, Autonomous Island of Grande Comore via BOOT.

Government: to supply: minimum guaranteed MSW (“Put or Pay”); Land, Treated Sewage Effluent; Grant the necessary Permits & Clearances; allow BioCrude to operate; Provide Sovereign Guarantees for the Execution of all Agreement Obligations.

Term/Duration:	30 Years	Renewal option:	30 Years

Termination Events, Procedures and Indemnities:	Yes; Party Default & Force Majeure; Procedures outlined in Agreements
Change of Control Clause:	Yes; to the Discretion of BioCrude Technologies, Inc.	Assignment Restrictions:	None
Governing Law:	Ontario, Canada	Dispute Resolution Jurisdiction:	Ontario, Canada
Force majeure:	Yes; standard and satisfactory to both parties.
Change of law:	Not applicable; prescribed contract (Grandfathered). Law at signature prevails for duration of term and renewal option.

Land Lease:	Area of land:	12 Hectares	Lease Payment:	$1 US per 18 acres per year for the duration of term and option (no escalations), with compliant zoning and building by-laws for project.
Supply of Treated Effluent by Government STP:	Off-Take:	Up to 10,000,000 Litres/Day	Resource Payment by BioCrude:	0.0000001 USD per kilolitre (kL)

Minimum Amount of Delivered MSW (Guaranteed; Put or Pay):	700 TPD; Refer to Schedule 1.	Tipping Fee:	Refer to Schedule 1.
Payment Terms:	Upon presentation of Invoice and offset from Revolving Letter of Credit (RLC); amount of escrowed RLC is for 12 months of future payment.
Guarantees:	Sovereign Guarantees provided by Government of Autonomous Island of Grande Comore for FULL EXECUTION of their obligations in Contracts.
Limitation on Liability:	Yes; only due to Force majeure.
Exclusion of Liability:	None
Liquidated Damages:	Yes; upon breach of execution of obligations from either party.
Penalties for Non-Performance:	None
Termination:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).
Intellectual Property Rights:	BioCrude Technologies, Inc. (FULL); No intellectual property transfer
Health, Safety & Environmental Issues:	Obligation to bring installations into compliance at start-up, and sustain throughout operation.

Performance Bond:	None	Additional Insurance:

Company Point of Contact:	Mr. John Moukas	Program Management:
Other Contract Issues:	None
Associated Contracts:	Power Purchase Agreement (PPA) & Deed of Assignment pursuant to a Public-Private Partnership (PPP)

Summary of Power Purchase Agreement (PPA)

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)

CONTRACT SUMMARY CONFIDENTIAL

Agreement Reference:	BIOCRUDE/MCMUC/AUTONOMOUS ISLAND OF GRANDE COMORE/MSW-LC/CA/2016/1	Transaction Code:	BCT/MCMUC/MORONI/AUTONOMOUS ISLAND OF GRANDE COMORE/1

Title of Agreement(s):	POWER PURCHASE AGREEMENT (PPA)
Parties:

LE GESTION DE L'EAU ET DE L'ÉLECTRICITÉ AUX COMORES (MA-MWE);

(referred to as “Procurer”)

BIOCRUDE TECHNOLOGIES, INC.; (referred to as “Vendor”)

&

MINISTÈRE DE LA PRODUCTION, DE L'ENVIRONNEMENT, DE L'ÉNERGIE, DE L'INDUSTRIE ET DE L'ARTISANAT DE L’UNION DES COMORES;

MINISTÈRE DES FINANCES, DE L’ÉCONOMIE, DU BUDGET DE L’INVESTISSEMENT ET DU COMMERCE EXTÉRIEUR CHARGÉ DES PRIVATISATIONS DE L’UNION DES COMORES; (All referred to as “Intervenants”)

Date:	January 11, 2016	Documentation Signed:	Yes
Changes/Amendments:	December 10, 2016

Contract Object:	Resale of Procured Electricity under “Take or Pay” principle from BioCrude’s MSW-Energy Plant to the Autonomous Island of Grande Comore’s (Government) Power Corporation (MA-MWE).
Principal Obligations and Undertakings:

BioCrude: to procure electricity from its developed MSW-Energy Project, using MSW as feedstock.

Government: to buy all available electricity (net of project self-consumption needs) from BioCrude. Provide Sovereign Guarantees & Revolving Letter of Credit (1 year’s Revenues) for the Execution of all Agreement Obligations.

Term/Duration:	30 Years	Renewal option:	30 Years

Termination Events, Procedures and Indemnities:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).

Change of Control Clause:	Yes; to the Discretion of BioCrude Technologies, Inc.	Assignment Restrictions:	None
Governing Law:	Ontario, Canada	Dispute Resolution Jurisdiction:	Ontario, Canada

Electricity Act:	The Autonomous Island of Grande Comore Law n°________
Force majeure:	Yes; standard and satisfactory to both parties.
Change of law:	Not applicable; prescribed contract (Grandfathered). Law at signature prevails for duration of term and renewal option.
Resale of Electricity rates:	Refer to Schedule 1.
Payment Terms:	Upon presentation of Invoice and offset from Revolving Letter of Credit (RLC); amount of escrowed RLC is for 12 months of future payment (for duration of 30 year term).
Guarantees:	Sovereign Guarantees provided by Government of Autonomous Island of Grande Comore for FULL EXECUTION of their obligations in Contracts.
Limitation on Liability:	Yes; only due to Force majeure.
Exclusion of Liability:	None
Liquidated Damages:	Yes; upon breach of execution of obligations from either party.
Penalties for Non-Performance:	None
Termination:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).
Intellectual Property Rights:	BioCrude Technologies, Inc. (FULL); No intellectual property transfer
Health, Safety & Environmental Issues:	Obligation to bring installations into compliance at start-up, and sustain throughout operation.
Regulations regarding Electricity Act of Autonomous Island of Grande Comore:	Obligation to bring installations into compliance to the standards established by the Electricity Act of Autonomous Island of Grande Comore, at start-up, and sustain throughout operation.

Performance Bond:	None	Additional Insurance:
Company Point of Contact:	Mr. John Moukas	Program Management:

Other Contract Issues:	None
Associated Contracts:	Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage / Effluent Agreement(s) & Deed of Assignment pursuant to a Public-Private Partnership (PPP)